UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 26, 2019

PATTERN ENERGY GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

1088 Sansome Street
San Francisco, CA 94111
(Address and zip code of principal executive offices)
(415) 283-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Emerging growth company ☐
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Item 1.01. Entry into a Material Definitive Agreement.
Pattern Energy Group Inc. (the “Company”) and Pattern Energy Group LP entered into an Intellectual Property Rights Purchase and Transfer Agreement (the “Agreement”) effective March 26, 2019 pursuant to which, among other things, the Company agreed to purchase from Pattern Energy Group LP at the closing certain intellectual property assets which comprise the enterprise resource planning system developed by Pattern Energy Group LP on a third party software platform (the “Assets”). The purchase price for such Assets is the actual book value of the Assets as of March 31, 2019, not to exceed $13.1 million. The book value is the accumulation of actual capitalized costs incurred by Pattern Energy Group LP including both third party costs as well as allocated internal personnel costs. Settlement of such purchase price is to be made through an initial payment on the closing date of $10.5 million followed by a true up to be made within 90 days after the closing date after all costs through March 31, 2019 have been booked. Under the Agreement, the Company grants Pattern Energy Group LP a license to use such Assets to carry out its business. In addition, following its purchase, the Company expects to bill both Pattern Energy Group LP and Pattern Energy Group 2 LP for their usage of the Assets under the Amended and Restated Multilateral Services Agreement among such parties.
The Agreement contains customary indemnification provisions relating to such matters.
The transactions contemplated by the Agreement were reviewed and recommended by the Conflicts Committee of the Company’s Board of Directors, which is comprised solely of independent directors, for approval by the Board of Directors, and was subsequently approved by the Board of Directors.
Item 9.01. Financial Statements and Exhibits.
d. Exhibits

Exhibit Number	Description
10.1	Intellectual Property Rights Purchase and Transfer Agreement effective March 26, 2019 between Pattern Energy Group Inc. and Pattern Energy Group LP

10.2
Amended and Restated Multilateral Management Services Agreement by and among the Company, Pattern Energy Group LP, and Pattern Energy Group 2 LP, dated as of June 16, 2017 (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed June 19, 2017)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 29, 2019

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary